Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Jon W. Howie, certify that:
1. I have reviewed this Annual Report on Form 10-K/A of Chuy’s Holdings, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2020

/s/ Jon W. Howie
Jon W. Howie
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)